Debt (details) - Repayment (USD $) In Millions, unless otherwise specified	0 Months Ended
	Mar. 15, 2013 5.00% Senior notes due March 15, 2013 [Member]	May 29, 2012 6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 [Member]	Jun. 15, 2012 5.375% Senior notes due June 15, 2012 [Member]
Debt repayment
Debt, principal amount repaid	$ 500.0	$ 8.5	$ 250.0
Interest rate (percent)	5.00%	6.25%	5.375%